SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2019
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiary, Royal Wolf Holdings Pty Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 8.01	Other Events	2

Item 9.01	Financial Statements and Exhibits	2

Exhibit 10.1
Second Amendment and Restatement Deed dated March 22, 2019 among GFN Asia Pacific Holdings Pty Ltd., Royal Wolf Holdings Pty Limited, Royal Wolf Trading Australia Pty Limited, Royalwolf Trading New Zealand Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, CSL Fund (PB) Holdings B Lux Sarl II, CSL Fund (PB) Holdings C Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II, Core Senior Lending Fund Lux SARL II, Kitty Hawk Credit Lux SARL II, GIM, L.P., Perpetual Corporate Trust Limited and P.T. Limited

Exhibit 10.2	Combined Security Agreement dated March 22, 2019 between GFN Asia Pacific Holdings Pty Ltd and P.T. Limited

Exhibit 99.1	Press Release of Pac-Van, Inc. dated March 22, 2019

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Item 1.01    Entry into a Definitive Material Agreement

Restated Syndicated Facility Agreement

On March 22, 2019 GFN Asia Pacific Holdings Pty Ltd. (“GFNAPH”), Royal Wolf Holdings Pty Limited (“Royal Wolf Holdings”), Royal Wolf Trading Australia Pty Limited (“Royal Wolf Australia”), Royalwolf Trading New Zealand Limited (“Royal Wolf New Zealand” and collectively with GFNAPH, Royal Wolf Holdings and Royal Wolf Australia, “Royal Wolf”), Deutsche Bank AG, Sydney Branch (“Deutsche Bank”), CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, CSL Fund (PB) Holdings B Lux Sarl II, CSL Fund (PB) Holdings C Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II, Core Senior Lending Fund Lux SARL II, Kitty Hawk Credit Lux SARL II, GIM, L.P., Perpetual Corporate Trust Limited and P.T. Limited entered into that certain Second Amendment and Restatement Deed (the “Restated Syndicated Facility Agreement”) that governs the senior credit facility of Royal Wolf (the “Credit Facility”) originally entered into pursuant to the Syndicated Facility Agreement dated October 26, 2017.

Pursuant to the Restated Syndicated Facility Agreement, the tenor of the Credit Facility will be approximately four years and eight months with a maturity of November 2, 2023, and the maximum amount that may be borrowed increased by approximately A$88 million from A$128.5 million to approximately A$217.0 million. The Credit Facility will consist of (i) an A$43 million Facility A that will be fully funded at the closing, will amortize at the rate of A$8.6 million per year and may not be reborrowed, (ii) a Facility B of approximately A$116.5 million that will be fully funded at closing that will not amortize and may not be reborrowed, (iii) an A$20 million Facility C revolving loan for working capital, capital expenditures and general corporate purposes and (iv) an A$37.5 million Facility D revolving term loan that will be fully funded at closing.

Australian and New Zealand loans borrowed under the Credit Facility will bear interest at the Bank Bill Swap Bid Rate or the Bank Bill Benchmark Rate, respectively, plus a margin of 4.25% to 5.5%, as determined by net leverage defined by the Restated Syndicated Facility Agreement.

Approximately A$92.0 million borrowed under the Restated Syndicated Facility Agreement was used to prepay in full on March 25, 2019 all secured senior promissory notes in the original principal amount of US$54 million issued pursuant to the Amended and Restated Securities Purchase Agreement dated September 19, 2017 among Bison Capital, General Finance Corporation, GFNAPH and the other parties named therein. Amounts borrowed under the Credit Facility were also used to pay fees and expenses related to the entering into the Credit Facility, and amounts borrowed under the Credit Facility will also be used for working capital purposes, capital expenditures and general corporate purposes.

Prepayment penalties equal to 3% and 1% of any amount prepaid under the Restated Syndicated Facility Agreement will expire on March 22, 2020 and 2021, with no prepayment penalty due after March 22, 2021. The Restated Syndicated Facility Agreement requires Royal Wolf to prepay amounts borrowed under the Credit Facility by a percentage of excess cash flow as defined under the Restated Syndicated Facility Agreement as of the end of each fiscal year, depending on the net leverage ratio, as defined, as of such date.

Repayment of all amounts borrowed under the New Royal Wolf Credit Facility will be secured by a fixed and floating charge over all assets of Royal Wolf and by the pledge of all capital stock of all the subsidiaries of GFNAPH.

Covenants under the Credit Facility will consist of a net leverage ratio covenant which requires net leverage, as defined, to be less than permitted levels which decline from 5.00x in March 2019 to 3.00x commencing in September 2023 and a debt coverage ratio covenant which requires debt coverage, as defined, of 1.2x or greater from March 2019, 1.25x from March 2020 until December 2020 and 1.4x from March 2021 until November 2023.

The Restated Syndicated Facility Agreement contains customary events of default, including, without limitation, non-payment of amounts borrowed, breach of financial covenants, a default under any other financial indebtedness of Royal Wolf or a change of control which results in General Finance Corporation ceasing to directly or indirectly control Royal Wolf, each as defined in the Restated Syndicated Facility Agreement.

 The foregoing description of the Restated Syndicated Facility Agreement is a summary and is qualified in its entirety by reference to the Restated Syndicated Facility Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Combined Security Agreement

GFNAPH and P.T. Limited entered into that certain Combined Security Agreement dated March 22, 2019 to secure repayment of the amounts borrowed by Royal Wolf under the Restated Syndicated Facility Agreement. Pursuant to the Combined Security Agreement GFNAPH granted a security interest in all personal property and rights of GFNAPH and in all capital stock of Royal Wolf Australia.

 The foregoing description of the Combined Security Agreement is a summary and is qualified in its entirety by reference to the Combined Security Agreement, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 8.01   Other Events

On March 22, 2019 Pac-Van, Inc. (“Pac-Van”) announced that the Modular Building Institute’s 2019 World of Modular annual convention and tradeshow awarded Pac-Van “honorable mention” in the relocatable single-wide category for its United Shores Professional Baseball League merchandise container project in Utica, Michigan.

A copy of the press release of Pac-Van March 22, 2019 is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Second Amendment and Restatement Deed dated March 22, 2019 among GFN Asia Pacific Holdings Pty Ltd., Royal Wolf Holdings Pty Limited, Royal Wolf Trading Australia Pty Limited, Royalwolf Trading New Zealand Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, CSL Fund (PB) Holdings B Lux Sarl II, CSL Fund (PB) Holdings C Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II, Core Senior Lending Fund Lux SARL II, Kitty Hawk Credit Lux SARL II, GIM, L.P., Perpetual Corporate Trust Limited and P.T. Limited

10.2	Combined Security Agreement dated March 22, 2019 between GFN Asia Pacific Holdings Pty Ltd and P.T. Limited

99.1	Press Release of Pac-Van, Inc. dated March 22, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: March 27, 2019	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Second Amendment and Restatement Deed dated March 22, 2019 among GFN Asia Pacific Holdings Pty Ltd., Royal Wolf Holdings Pty Limited, Royal Wolf Trading Australia Pty Limited, Royalwolf Trading New Zealand Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, CSL Fund (PB) Holdings Lux Sarl II, CSL Fund (PB) Holdings B Lux Sarl II, CSL Fund (PB) Holdings C Lux Sarl II, Aiguilles Rouges Lux Sarl II, Core Senior Lending Fund (A-A) Lux SARL II, Core Senior Lending Fund Lux SARL II, Kitty Hawk Credit Lux SARL II, GIM, L.P., Perpetual Corporate Trust Limited and P.T. Limited

10.2	Combined Security Agreement dated March 22, 2019 between GFN Asia Pacific Holdings Pty Ltd and P.T. Limited

99.1	Press Release of Pac-Van, Inc. dated March 22, 2019

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